                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(A) of the Securities
                    Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement   [ ]  Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          SCUDDER VALUE SERIES, INC.

               (Name of Registrant as Specified in Its Charter)

                  (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                                                                         SCUDDER
                                                                     INVESTMENTS


Important News

for Scudder Small Cap Value Fund Shareholders

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your fund that will be the subject of a shareholder vote.

--------------------------------------------------   Q&A


Q What am I being asked to approve?

A You are being asked to approve a proposed sub-advisory agreement for your fund between Zurich Scudder Investments, Inc. ("ZSI"), your fund's investment manager, and Dreman Value Management, L.L.C. ("DVM").

Q  Who is DVM?

A DVM is an investment adviser controlled by David N. Dreman. As of July 31, 2001, DVM managed approximately $6.2 billion on behalf of its clients, including primarily institutional accounts and investment companies sponsored by ZSI. A description of DVM is included in the enclosed proxy statement.

Q Will the proposed sub-advisory agreement raise the fund's investment management fees?

A No. The investment management fees paid by your fund will not change. The sub-advisory fees paid to DVM will be paid by ZSI, not your fund.

Q Why are the shareholders being asked to approve the proposed sub-advisory agreement for the fund?

A ZSI proposes to delegate day-to-day investment management of your fund's portfolio to DVM pursuant to the proposed sub-advisory agreement. Shareholders are being asked to approve the proposed sub-advisory agreement because the Investment Company Act of 1940 requires its approval by both shareholders of your fund and your fund's Board.


                                                        (continued on next page)
--------------------------------------------------------------------------------
                                                                October 23, 2001

The Board has unanimously approved the sub-advisory agreement and recommends that your fund's shareholders also approve it.

Q  Whom should I call for additional information about this Proxy Statement?

A  Please call Georgeson Shareholder, your fund's information agent, at
(888) 895-6316

                                                          October 23, 2001


Dear Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), your fund's investment manager, is proposing to enter into a sub-advisory agreement with Dreman Value Manage-ment, L.L.C. ("DVM"). The new sub-advisory agreement requires the approval of the fund's shareholders.


    Please take the time to read the enclosed materials.

    The question and answer section on the front cover of the Proxy Statement summarizes the proposal requiring shareholder approval. The Proxy Statement itself provides greater detail about the proposal and why it is being made. After careful review, the fund's Board approved this proposal. The Board rec-ommends that you read the enclosed materials carefully and vote in favor of the proposal.

    To vote, simply fill out the proxy card(s)--be sure to sign and date it-- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because another fund for which ZSI acts as in-vestment manager is holding a shareholder meeting regarding a similar issue, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by November 19, 2001, our proxy solicitor may contact you. Thank you for your re-sponse and for your continued investment with ZSI.

Sincerely,


/s/ Mark S. Casady

Mark S. Casady
President
Scudder Value Series, Inc.

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

                          SCUDDER VALUE SERIES, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    Please take notice that a Special Meeting of Shareholders (a "Meeting") of Scudder Small Cap Value Fund (the "Fund"), a series of Scudder Value Series, Inc. ("SVS"), will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on Jan-uary 17, 2002, at 3:00 p.m., Eastern time, for the following purpose:


  Proposal 1:     To approve a new sub-advisory agreement for the Fund between
                  ZSI and Dreman Value Management, L.L.C.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Fund at the close of business on October 19, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to the Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund pres-ent in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Board,

                                                                  John Millette
                                                                      Secretary

October 23, 2001


 IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of fur-ther solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

                         SCUDDER SMALL CAP VALUE FUND
                            Two International Place
                          Boston, Massachusetts 02110

                                PROXY STATEMENT

                                    General

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder Value Series, Inc. ("SVS") for use at the Special Meeting of Shareholders of Scudder Small Cap Value Fund (the "Fund"), a series of SVS, to be held at the offices of Zurich Scudder In-vestments, Inc. ("ZSI"), investment manager of the Fund, 13th Floor, Two In-ternational Place, Boston, Massachusetts 02110-4103, on January 17, 2002, at 3:00 p.m., Eastern time, and at any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about Octo-ber 23, 2001 or as soon as practicable thereafter.


    Proposal 1 proposes the approval of a sub-advisory agreement between ZSI and Dreman Value Management, L.L.C. ("DVM"). In the description of the Propos-al, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund or SVS. In addition, for simplicity, ac-tions are described in this Proxy Statement as being taken by the Fund that is a series of SVS, although all actions are actually taken by SVS on behalf of the Fund.

    THE FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 1-800-SCUDDER (728-3337) OR WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

    The Board of Directors of SVS unanimously recommends that shareholders of the Fund vote FOR Proposal 1.

                PROPOSAL 1: APPROVAL OF SUB-ADVISORY AGREEMENT

Introduction

    ZSI has proposed, and the Board of Directors approved, subject to share-holder approval, a Sub-Advisory Agreement between ZSI and DVM. Pursuant to an Investment Management Agreement dated September 7, 1998, ZSI cur-rently acts as investment adviser to the Fund. ZSI proposes to delegate day-to-day management of the Fund's portfolio to DVM pursuant to the proposed Sub-Advisory Agreement. ZSI and DVM have entered into an agreement (the "Agree-ment") pursuant to which DVM is being proposed to serve as sub- adviser to the Fund pursuant to the proposed Sub-Advisory Agreement between ZSI and DVM. Sec-tion 15 of the Investment Company Act of 1940, as amended (the "1940 Act") re-quires that both shareholders of the Fund and the Fund's Board, including a majority of the Directors who are not "interested persons" of the Fund as de-fined in the 1940 Act ("Independent Directors"), approve the proposed Sub-Ad-visory Agreement. A description of the Sub-Advisory Agreement is set forth be-low and is qualified in its entirety by reference to the Form of Sub-Advisory Agreement attached to this Proxy Statement as Exhibit A. Because it is antici-pated that the Fund will be renamed Scudder Dreman Small Cap Value Fund effec-tive as of the effective date of the proposed Sub-Advisory Agreement, the Form of Sub-Advisory Agreement refers to the Fund by the proposed new name. Under the proposed Sub-Advisory Agreement, ZSI, and not the Fund, would pay DVM any fees due under the Sub-Advisory Agreement. Fund fees and expenses will not change as a result of the proposal.

    On September 24, 2001, Zurich Financial Services and Deutsche Bank an-nounced that they had signed an agreement in principle pursuant to which, among other things, Deutsche Bank will acquire 100% of ZSI from Zurich Finan-cial Services. Completion of this transaction is expected to occur in early 2002, and is subject to the execution of a definitive agreement as well as ob-taining regulatory approvals, various consents and clearances.

    Consummation of the transaction involving ZSI may constitute an "assign-ment" (as that term is defined in the 1940 Act) of the Fund's Investment Man-agement Agreement with ZSI, as well as the proposed Sub-Advisory Agreement with DVM if it has been approved by shareholders prior to completion of the transaction. As required under the 1940 Act, the Investment Management Agree-ment and proposed Sub-Advisory Agreement, if then effective, automatically terminate in the event of assignment. In that event, ZSI or its successor would expect to present a new investment management agreement and sub-advisory agreement to take effect at the time of the assignment, which new agreements would require board and shareholder approval. Any new investment management arrangements for the Fund would be described in a proxy statement for the Fund.

    The impact of the announced transaction involving ZSI cannot be predicted. For example, should such transaction be consummated, there may be material changes to the Fund's investment management arrangements. In addition, the persons responsible for the day-to-day management of the Fund may change.

    Additional information about the announced transaction involving ZSI may become publicly available prior to the Meeting. You may contact Shareholder Services at 800-621-1048 for further information.


Description of the Investment Management Agreement

    Responsibility for overall management of the Fund rests with the Board of Directors and officers of SVS. Professional investment supervision is provided by ZSI. Under the Investment Management Agreement, last approved by the Board on September 26, 2001 and by shareholders on December 17, 1998 in connection with the combination of businesses of Zurich Insurance Company with the finan-cial services businesses of B.A.T. Industries p.l.c., ZSI acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of SVS if elected to such posi-tions. The Investment Management Agreement provides that the Fund is generally responsible for the charges and expenses of its operations.

    The Investment Management Agreement provides that ZSI shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss re-sulting from willful misfeasance, bad faith or gross negligence on the part of ZSI in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

    The Investment Management Agreement for the Fund continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Directors who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Fund and by the Board of Directors or by shareholders of the Fund. The Investment Management Agreement may be terminated at any time upon 60 days' notice by ei-ther party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment.

    The Fund pays ZSI an investment management fee, payable monthly, at the annual rate of .75% of the first $250 million of its average daily net assets,
 .72% of average daily net assets between $250 million and $1 billion, .70% of average daily net assets between $1 billion and $2.5 billion, .68% of average daily net assets between $2.5 billion and $5 billion, .65% of average daily net assets between $5 billion and $7.5 billion, .64% of average daily net as-sets between $7.5 billion and $10 billion, .63% of average daily net assets between $10 billion and $12.5 billion and .62% of its average daily net assets over $12.5 billion. For the fiscal year ended November 30, 2000, the Fund paid investment management fees of $3,329,000 to ZSI.

Description of the Agreement

    To provide the services of DVM to the Fund and other funds managed by ZSI, ZSI and DVM have entered into the Agreement calling for entry into the pro-posed Sub-Advisory Agreement between ZSI and DVM.

    The following is a summary of some principal terms and provisions of the Agreement as they are relevant to the Fund and its shareholders:

    ZSI agreed to exercise all reasonable efforts to obtain approval of the proposed Sub-Advisory Agreement by the Board of SVS and the shareholders of the Fund.

    The Fund has the continuing right to use the name "Dreman" in its name for so long as DVM is the sub-adviser for the Fund.

    Any replacement lead portfolio manager would be required to have at least five years' of relevant experience and any lead portfolio manager appointed following or in contemplation of Dreman ceasing to control DVM would also be required to meet certain performance standards.

    ZSI will pay a monthly marketing fee to DVM once the proposed new sub- ad-visory agreement for the Scudder Dreman High Return Equity Fund becomes effec-tive. In turn, DVM has agreed to provide a full-time employee to act as its full-time marketing liaison with ZSI.

Board Considerations

    On September 26, 2001, the Board, including the Independent Directors, unanimously voted to approve the Sub-Advisory Agreement proposed by ZSI and to recommend its approval to the shareholders of the Fund and to change the Fund's investment strategy.

    ZSI recommended to the Board that DVM serve as sub-advisor for the Fund primarily to better implement the change in the Fund's investment strategy. Currently, the Fund is managed using a quantitative approach. A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The portfolio managers also look for factors that may signal a rebound for a com-pany, whether through a recovery in its markets, a change in business strategy or other factors. ZSI believes that the approach should be shifted to a quali-tative low P/E approach. Under this approach, DVM will seek to invest in stocks of small companies with below market price to earnings, price to book and price to cash flow ratios that exhibit certain growth characteristics. ZSI is familiar with DVM's experience in managing money using this qualitative strategy and its strengths through its relationship with DVM as sub-adviser to other funds managed by ZSI.

    After consideration, ZSI determined that it would be in the best interest of the Fund to recommend to the Board that it approve the sub-advisory agree-ment with DVM and authorize the submission of the sub-advisory agreement to the shareholders of the Fund for approval.

    In determining whether to approve the proposed Sub-Advisory Agreement and to recommend its approval to shareholders, the Board considered various fac-tors and reviewed various materials furnished by ZSI and DVM. In particular, the Board considered the prior investment performance of comparable accounts managed by DVM relative to broad-based indices and to comparably managed mu-tual funds, the investment approach of DVM and the knowledge and experience of the investment professionals who would be responsible for the day-to-day man-agement of the Fund. The Board also considered the following factors: the fi-nancial strength and resources of DVM; the favorable history, reputation, qualifications and background of DVM, as well as the qualifications of its personnel; the historical nature and quality of services provided by ZSI; the proposed nature and quality of services provided by DVM to other ZSI-sponsored funds and the role of Dreman in the provision of those services; and DVM's re-lationship with ZSI and experience with other ZSI funds. The Board of Direc-tors also considered DVM's investment methodology for small capitalization as-sets.

    The Board of Directors also reviewed the terms of the Sub-Advisory Agree-ment and its possible effects on ZSI, DVM, the Fund and the Fund's sharehold-ers, including the change in net compensation to ZSI. The Board also consid-ered that the investment management fees paid by the Fund would not increase as a result of the new Sub-Advisory Agreement.

Description of the Proposed Sub-Advisory Agreement

    The proposed Sub-Advisory Agreement provides that DVM shall manage the in-vestment and reinvestment of the Fund's assets in accordance with the invest-ment objectives, policies and limitations and subject to the supervision of ZSI and the Board. For its services provided pursuant to the Sub-Advisory Agreement, DVM will receive a monthly fee at an annual rate applied to the av-erage daily net assets of the Fund, in accordance with the following schedule:

                          Applicable Average
                           Daily Net Assets
                             (Thousands)                             Annual Rate
                          ------------------                         -----------
  $0--$500,000...................................................... 0.375 of 1%
  Over $500,000..................................................... 0.340 of 1%

    The sub-advisory fee is payable by ZSI, not the Fund. If the Sub-Advisory Agreement had been in effect during the last fiscal year, DVM would have re-ceived $1,698,000 in subadvisory fees from ZSI.

    The Sub-Advisory Agreement provides that DVM shall not be liable for any error of judgment or of law or for any loss suffered by SVS, the Fund or ZSI in connection with the matters to which the Sub-Advisory Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its obligations and duties or by rea-son of its reckless disregard of its obligations and duties under the Sub-Ad-visory Agreement.

    Under the terms of the Sub-Advisory Agreement, DVM may pay a broker-dealer a commission which exceeds the commission paid for effecting a portfo-lio investment transaction for brokerage and research services provided by the broker-dealer. This arrangement is subject to policies approved by the Board and upon a good faith determination by DVM that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.

    The Sub-Advisory Agreement provides that DVM agrees to indemnify and hold harmless ZSI and SVS against any losses, expenses, claims, damages or liabili-ties (or actions or proceedings in respect thereof) to which ZSI or SVS may become subject arising out of or based upon the breach by DVM of any provi-sions of the Sub-Advisory Agreement or any wrongful action by DVM. Similarly, ZSI agrees to indemnify and hold harmless DVM against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which DVM may become subject arising out of or based upon the breach by ZSI of any provisions of the Sub-Advisory Agreement or the Investment Management Agreement, or any wrongful action by ZSI or its affiliates in the distribution of SVS's shares, or any wrongful action by SVS other than wrongful action that was caused by the breach by DVM of the provisions of the Sub-Advisory Agree-ment.

    The Sub-Advisory Agreement may be terminated at any time without the pay-ment by the Fund of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by ZSI, in each case upon 60 days' written notice. The Sub-Advisory Agreement also terminates automatically in the event of its assignment (as that term is defined in the 1940 Act) or in the event of the termination of the Investment Management Agreement between ZSI and the Fund. ZSI also has the right to terminate the Sub-Advisory Agree-ment upon immediate notice if DVM becomes statutorily disqualified from per-forming its duties under the Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser. DVM may terminate the Sub-Advisory Agreement upon 90 days' written notice.

    If approved by Fund shareholders, the Sub-Advisory Agreement will commence the next business day thereafter and remain in effect until June 30,

2007, unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through June 30, 2007 and year to year thereafter only as long as such continuance is approved at least annually by vote of a majority of the Fund's outstanding voting securities, or by the Fund's Board, and in either event, by a vote of a majority of the Independent Directors, cast in person at a meeting called for such purpose.

Description of ZSI

    ZSI, located at 345 Park Avenue, New York, New York 10154, is one of the largest and most experienced investment management firms in the United States. As of December 31, 2000, ZSI had more than $370 billion in assets under man-agement, of which $260 billion represents funds managed for third- party in-stitutional and retail customers. The principal source of ZSI's income is pro-fessional fees received from providing continuing investment advice. ZSI also serves as the Fund's administrator.

    As of March 31, 2001, the outstanding securities of ZSI are held of record as follows: 1.3% by Zurich Insurance Company, 54 Thompson Street, Third Floor, New York, New York; 35.8% and 16.1% by Zurich Holding Company of America ("ZHCA"), 1400 American Lane, Schaumburg, Illinois, 60196 and Zurich Financial Services (UKISA) Limited, 22 Arlington Street, London SW1A, 1RW United King-dom, respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.1% by ZKI Holding Corporation ("ZKIH"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of ZHCA; 15.6% by Stephen R. Beck-with, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capac-ity as representatives (the "Management Representatives") of ZSI's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among ZSI, Zurich Insurance Company, ZHCA, ZKIH, the Manage-ment Representatives, the management holders, the retiree holders and Edmond
D. Villani, as trustee of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Trust"); and 4.1% by the Trust.

    On October 17, 2000, the dual holding company structure of Zurich Finan-cial Services Group was unified under a single Swiss holding company called Zurich Financial Services, Mythenquai 2, 8002 Zurich, Switzerland. Zurich In-surance Company is an indirect wholly owned subsidiary of Zurich Financial Services. The transaction did not affect Zurich Insurance Company's ownership interest in ZSI or ZSI's operations.

    The name and principal occupation of the principal executive officers and directors of ZSI is shown below.

 Directors and Officers of ZSI

    Steven Gluckstern, 54 Thompson Street, Third Floor, New York, New York. Chairman of the Board and Director, ZSI. Chief Executive Officer, Global Asset Business of Zurich Financial Services.

    Edmond D. Villani, 345 Park Avenue, New York, New York 10154. President, Chief Executive Officer and Director, ZSI. Managing Director, ZSI.

    Kathryn L. Quirk, 345 Park Avenue, New York, New York 10154. General Coun-sel, Chief Compliance Officer and Secretary, ZSI. Managing Director, ZSI.


    Farhan Sharaff, 345 Park Avenue, New York, New York 10154, Chief Invest-ment Officer, ZSI. Managing Director, ZSI.

    Chris C. DeMaio, 345 Park Avenue, New York, New York 10154, Treasurer, ZSI. Managing Director, ZSI.

    Nicholas Bratt, 345 Park Avenue, New York, New York, 10154. Corporate Vice President and Director, ZSI. Managing Director, ZSI.

    Lynn S. Birdsong, 345 Park Avenue, New York, New York, 10154. Corporate Vice President and Director, ZSI. Managing Director, ZSI.

    Laurence W. Cheng, Mythenquai 2, P.O. Box CH-8022, Zurich, Switzerland. Director, ZSI. Senior Partner, Capital Z Partners.

    Martin Feinstein, 4680 Wilshire Boulevard, Los Angeles, California 90010. Director, ZSI. Chief Executive Officer, Farmers Insurance Group.

    Gunther Gose, Mythenquai 2, P.O. Box CH-8022, Zurich, Switzerland. Direc-tor, ZSI. Chief Financial Officer, Zurich Insurance Company.

    None of the directors or officers of the Fund are directors or officers of DVM. Certain directors or officers of the Fund are directors or officers of ZSI, as indicated below.

    Mark S. Casady.* Director and President, SVS. Managing Director, ZSI.


    Linda C. Coughlin.* Director, Vice President and Chairperson, SVS. Manag-ing Director, ZSI.

    Phillip J. Collora. Vice President and Assistant Secretary, SVS. Attorney, Senior Vice President, ZSI.

    William F. Glavin.* Director, SVS. Managing Director, ZSI.


    John R. Hebble. Treasurer, SVS. Senior Vice President, ZSI.


    John Millette. Secretary, SVS. Vice President, ZSI.

    Brenda Lyons. Assistant Treasurer, SVS. Senior Vice President, ZSI.

    Caroline Pearson. Assistant Secretary, SVS. Managing Director, ZSI.

    Kathryn L. Quirk. Vice President, SVS. Managing Director, ZSI.

    Thomas F. Sassi. Vice President, SVS. Managing Director, ZSI.


    Linda J. Wondrack. Vice President, SVS. Managing Director, ZSI.

* Interested person of the Fund, as defined in the 1940 Act.

Description of DVM

    DVM, a Delaware limited liability company formed in 1997, has served as sub-adviser to registered investment companies managed by ZSI since July 1997. As of July 31, 2001, DVM managed approximately $6.2 billion on behalf of its clients, which primarily include institutional accounts and ZSI-sponsored in-vestment companies. In the small capitalization category, DVM managed approxi-mately $25 million, primarily for institutional accounts, as of September 19, 2001.

    DVM, located at Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302, is controlled by David N. Dreman. Mr. Dreman owns 10.25% of DVM's shares of beneficial interest but has 100% of the voting control. Various other shareholders (including DVM employees) own 4.48% of DVM's shares of ben-eficial interest, and the remaining 85.27% equity interest in DVM is held by Harrel Morris as trustee of an irrevocable trust created under the laws of the State of New York, for the benefit of David N. Dreman, Jr. and Meredith W. Dreman. The trust has no voting rights with respect to directing or managing DVM other than the right to vote to dissolve DVM or to amend its operating agreement.

    The name and principal occupation of the principal executive officers and each of the directors of DVM is shown below. The address of each executive of-ficer and director is Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302. The individuals who will be primarily responsible for the day-to-day management of the Fund are David N. Dreman and John Dorfman.

    David N. Dreman. Chairman, DVM.

    Jim Hutchinson. President, DVM.

    Yuji Koga. Senior Vice President, DVM.


    Sergio Pavone. Chief Financial Officer, DVM.

    John Dorfman. Managing Director, DVM.

    Walter Kass. Director of Research, DVM.

    No directors or officers of the Fund are employees, officers, directors or shareholders of DVM. DVM does not serve as investment manager or sub-adviser for any investment company other than the Fund and other funds managed by ZSI.

    DVM also serves as sub-adviser to other funds that may have investment ob-jectives similar to those of the Fund. Appendix 1 sets forth certain informa-tion regarding those funds.

    The Board of Directors unanimously recommends that shareholders of the Fund vote in favor of this Proposal 1.

                            ADDITIONAL INFORMATION

Proxy Solicitation

    ZSI will bear the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder giving a proxy has the power to revoke it by mail (ad-dressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the be-ginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Pro-posal referred to in the Proxy Statement. The presence at the Meeting, in per-son or by proxy, of the holders of a majority of the shares entitled to be cast of the Fund shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to trans-act business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicita-tion of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the out-standing voting securities," as defined in the 1940 Act, and as used in con-nection with Proposal 1, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes will have the effect of a "no" vote on Pro-posal 1.

    Holders of record of the shares of the Fund at the close of business on October 19, 2001, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of October 1, 2001, there were 9,110,496 Class A shares, 8,698,808 Class B shares, 1,678,621 Class C shares, and 266,533 Class I shares of the Fund outstanding.


    Appendix 2 hereto sets forth the beneficial owners of more than 5% of each Class of the Fund's shares. To the best of the Fund's knowledge, as of Septem-ber 28, 2001, no person owned beneficially more than 5% of the outstanding shares of any Class of the Fund, except as stated in Appendix 2. Appendix 3 hereto sets forth the number of shares of the Fund owned directly or benefi-cially by the Directors of the Fund.


    Georgeson Shareholder ("Georgeson") has been engaged to assist in the so-licitation of proxies, at an estimated cost of $46,500. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Au-thorization to permit Georgeson to execute proxies may be obtained by tele-phonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these proce-dures are reasonably designed to ensure that both the identity of the share-holder casting the vote and the voting instructions of the shareholder are ac-curately determined.


    In all cases where a telephonic proxy is solicited, the Georgeson repre-sentative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identi-fication number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposal on the proxy card(s), and ask for the share-holder's instructions on the Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommen-dation set forth in the Proxy Statement. Georgeson will record the sharehold-er's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly re-flected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still sub-mit the proxy card(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact Georgeson toll-free at 1-888-895-6316. Any proxy given by a shareholder is revocable until voted at the Meeting.


Principal Underwriter

    Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, is the principal underwriter for the Fund.

Transfer Agent and Shareholder Service Agent

    State Street Bank and Trust Company ("SSB") is the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with SSB, Scudder Service Company ("SSC"), an affiliate of ZSI, serves as "Shareholder Service Agent" of the Fund, and as such, performs all of SSB's duties as transfer agent and dividend paying agent. SSB receives as transfer agent, and pays to

SSC, annual account fees of $10 per account ($18 for retirement accounts) plus account set up charges, annual fees associated with the contingent deferred sales charge (Class B shares only), an asset-based fee of 0.08% and out-of-pocket expense reimbursement.

Shareholder Proposals for Subsequent Meetings

    Shareholders wishing to submit proposals for inclusion in a proxy state-ment for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Zurich Scudder In-vestments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

    No Director is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,


/s/ John Millette

John Millette
Secretary

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   EXHIBIT A

                                    FORM OF
                            SUB-ADVISORY AGREEMENT

                                                                Small Cap Value

    AGREEMENT made this [ ] day of [    ], 2002, by and between ZURICH SCUDDER
INVESTMENTS, INC., a Delaware corporation (the "Adviser") and DREMAN VALUE MANAGEMENT, L.L.C., a Delaware limited liability company (the "Sub-Adviser").

    WHEREAS, SCUDDER VALUE SERIES, INC., formerly known as KEMPER VALUE SE-RIES, INC., a Maryland corporation (the "Fund") is a management investment company registered under the Investment Company Act of 1940 ("the Investment Company Act");

    WHEREAS, the Fund has retained the Adviser to render to it investment ad-visory and management services with regard to the Fund, including the series known as the Scudder Small Cap Value Fund which, as of the effective date of this Agreement, will be renamed the Scudder Dreman Small Cap Value Fund (the "Small Cap Series"), pursuant to an Investment Management Agreement (the "Man-agement Agreement"); and


    WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services for the Small Cap Series and the Sub-Adviser is willing to render such services;

    NOW THEREFORE, in consideration of the mutual covenants hereinafter con-tained, it is hereby agreed by and between the parties hereto as follows:

    1. Appointment of the Sub-Adviser.

    (a) The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Small Cap Series in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Directors of the Fund for the pe-riod and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the Small Cap Series account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the Small Cap Series to give instruc-tions to the Custodian and Accounting Agent of the Fund as to the deliveries of securities and payments of cash for the account of the Small Cap Series. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the Small Cap Series best execution of orders. Subject to such policies as the Board of Directors of the Fund determines and subject to satisfying the requirements of Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Small Cap Series to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser deter-mined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Advis-er's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser rec-ognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the Small Cap Se-ries and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Certificate of Incorporation and By-Laws of the Fund as may from time to time be in force.


    (b) The Sub-Adviser accepts such employment and agrees during the period of this Agreement to render such investment management services in accordance with the applicable investment objectives, policies and limitations set out in the Fund's prospectus and Statement of Additional Information, as amended from time to time, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the Small Cap Series, and to as-sume the other obligations herein set forth for the compensation herein pro-vided. The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund, the Small Cap Series or the Adviser in any way or oth-erwise be deemed an agent of the Fund, the Small Cap Series or the Adviser.

    (c) The Sub-Adviser will keep the Adviser, for itself and on behalf of the Fund, informed of developments materially affecting the Fund or the Small Cap Series and shall, on the Sub-Adviser's own initiative and as reasonably re-quested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

    (d) The Sub-Adviser shall provide the Adviser with such investment portfo-lio accounting and shall maintain and provide such detailed records and re-ports as the Adviser may from time to time reasonably request, including with-out limitation, daily processing of investment transactions and periodic valu-ations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under the Manage-ment Agreement. The Sub-Adviser agrees to install in its offices computer equipment or software, as provided by the Adviser at its expense, for use by the Sub- Adviser in performing its duties under this Sub-Advisory Agreement, including inputting on a daily basis that day's portfolio transactions in the Small Cap Series.

    (e) The Sub-Adviser shall maintain and enforce adequate security proce-dures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions.

    (f) The Sub-Adviser agrees that it will provide to the Adviser or the Fund promptly upon request reports and copies of such of its investment records and ledgers with respect to the Small Cap Series as appropriate to assist the Ad-viser and the Fund in monitoring compliance with the Investment Company Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish the Fund's Board of Directors such periodic and special reports with respect to the Small Cap Series as the Adviser or the Board of Directors may reasonably request, including statisti-cal information with respect to the Small Cap Series' securities.


    (g) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly any such records upon the Fund's or the Adviser's request, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain copies of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act any records with re-spect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under the Investment Company Act to the extent that the Sub-Adviser pre-pares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Advisers Act for the period spec-ified in that Rule.

    (h) The Sub-Adviser agrees that it will immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the sub-ject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission ("SEC") or other regulatory authori-ty.

    (i) The Sub-Adviser agrees that it will immediately forward, upon receipt, to the Adviser, for itself and as agent for the Fund, any correspondence from the SEC or other regulatory authority that relates to the Small Cap Series.

    (j) The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act and the Advisers Act.

    (k) The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. The Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time.

    (l) The Sub-Adviser maintains a written Code of Ethics that complies with the requirements of Rule 17j-1 under the Investment Company Act. The Sub-Ad-viser certifies that it has adopted procedures reasonably necessary to prevent its "access persons," as such term is defined in Rule 17j-1, from violating the Code of Ethics. The Sub-Adviser shall notify the Board upon the adoption of any material change to its Code of Ethics so that the Board, including a majority of the Directors who are not interested persons of the Fund, may ap-prove such change not later than six months after its adoption by the Sub-Ad-viser, as required by Rule 17j-1. The Sub-Adviser also shall provide the Fund with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code. Within 45 days of the end of each calendar year while this Agreement is in effect (or more frequently if required by Rule 17j-1 or as the Fund may reasonably request), the Sub-Adviser shall provide the Board with a written report that, as required by Rule 17j-1: (i) describes any issue arising-under the Sub-Adviser's Code of Ethics or procedures since the last report to the Board, including, but not limited to, information about ma-terial violations of the Code or procedures and sanctions imposed in response to the material violations, and (ii) certifies that the Sub-Adviser has adopted procedures--reasonably necessary to prevent its access persons from violating its Code of Ethics. Upon the written request of the Fund, the Sub-Adviser shall permit the Fund to examine the reports to be made by the Sub-Ad-viser under Rule 17j-1(d) and the records the Sub-Adviser maintains pursuant to Rule 17j-1(f).


    2. Compensation.

    For the services and facilities described herein, the Adviser will pay to the Sub-Adviser, 15 days after the end of each calendar month, a sub-advisory fee of 1/12 of an annualized amount computed by applying the annual rates set forth in Appendix A to the applicable average daily net assets of the Small Cap Series as defined below for such month.

    For the month and year in which this Agreement becomes effective or termi-nates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

    3. Net Asset Value. The net asset value for the Small Cap Series shall be calculated as the Board of Directors of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act. On each day when net asset value is not calculated, the net asset value of the Small Cap Series shall be deemed to be the net asset value as of the close of busi-ness on the last day on which such calculation was made for the purpose of the foregoing computations.


    4. Duration and Termination.

    (a) This Agreement shall become effective with respect to the Small Cap Series on the first business day following the date it is approved in the man-ner required by the Investment Company Act and the rules and regulations thereunder and shall remain in full force until June 30, 2007, unless sooner terminated or not annually approved as hereinafter provided. Notwithstanding the foregoing, this Agreement shall continue in force through June 30, 2007, and from year to year thereafter, only as long as such continuance is specifi-cally approved at least annually and in the manner required by the Investment Company Act and the rules and regulations thereunder, with the first annual renewal to be coincident with the next renewal of the Management Agreement.

    (b) This Agreement shall automatically terminate in the event of its as-signment or in the event of the termination of the Management Agreement. In addition, the Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

    (c) If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

    (d) This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Small Cap Series, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Small Cap Series on sixty (60) days written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

    (e) The Sub-Adviser may terminate this Agreement upon ninety (90) days written notice to the Adviser.

    (f) The terms "assignment" and "vote of a majority of the outstanding vot-ing securities" shall have the meanings set forth in the Investment Company Act and the rules and regulations thereunder.

    (g) Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation de-scribed in Section 2 earned prior to such termination.

    (h) The provisions of Section 9 shall survive the termination of this Agreement.

    5. Representations and Warranties. The Sub-Adviser hereby represents and warrants as follows:

    (a) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

    (b) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

    (c) The Sub-Adviser's performance of its obligations under this Agree-ment does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

    (d) The Sub-Adviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time for the Fund ("Registration Statement"), and (ii) the Fund's prospectus and supplements thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the Small Cap Series of which the Sub-Adviser has knowledge (the "Sub-Adviser and Small Cap Informa-tion") and except as advised in writing to the Adviser such Registration Statement, prospectus and any supplement contain, as of its date, no un-true statement of any material fact of which the Sub-Adviser has knowledge and do not omit any statement of a material fact of which the Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.


    6. Covenants. The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

    (a) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all ma-terial applicable provisions of the Advisers Act and the rules and regula-tions thereunder;

    (b) The Sub-Adviser's performance of its obligations under this Agree-ment shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

    (c) The Sub-Adviser shall at all times comply with the Advisers Act and the Investment Company Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectus and any supplement and with any applicable procedures adopted by the Fund's Board of Directors, provided that such procedures are sub-stantially similar to those applicable to similar funds for which the Board of Directors of the Fund is responsible and that such procedures are identified in writing to the Sub-Adviser;


    (d) The Sub-Adviser shall promptly notify the Adviser and the Fund upon the occurrence of any event that might disqualify or prevent the Sub- Ad-viser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify the Adviser of any changes that would cause the Registration Statement or prospectus for the Fund to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements con-tained therein not misleading, in each case relating to Sub-Adviser and Small Cap Information; and


    (e) For the entire time this Agreement is in effect and for a period of two years thereafter, the Sub-Adviser shall maintain a claims made bond issued by a reputable fidelity insurance company against larceny and em-bezzlement, covering each officer and employee of the Sub-Adviser, at a minimum level of $3 million which provides coverage for acts or alleged acts which occurred during the period of this Agreement.


    7. Use of Names.

    (a) The Sub-Adviser acknowledges and agrees that the names Scudder Value Series, Zurich, Scudder and Kemper (whether used by themselves or in combina-tion with other words), and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Fund, the Adviser and their affiliates have the right to use such names, ab-breviations and logos; and that the Sub-Adviser shall use the names Scudder Value Series, Zurich, Scudder and Kemper, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written ap-proval from the Adviser before using or referring to Scudder Value Series, Zurich, Scudder, Kemper or Scudder Dreman Small Cap Value Fund or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Small Cap Series in the Sub-Adviser's marketing material as long as such mar-keting material does not constitute "sales literature" or "advertising" for the Small Cap Series, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

    (b) The Adviser acknowledges that "Dreman" is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the "Dreman" name is a property right of the Sub-Adviser, and the "Dreman" name as used in the name of the Small Cap Series is understood to be used by the Fund upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the Small Cap Series pursuant to the terms of this Agreement.

    (c) The Adviser acknowledges that the Fund and its agents may use the "Dreman" name in the name of the Small Cap Series for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the rights of the Fund and its agents in the "Dreman" name are limited to their use as a component of the Small Cap Series name and in connection with accurately describing the activities of the Small Cap Series, including use with marketing and other promotional and informational material relating to the Small Cap Series. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Small Cap Series, then the Fund at its own or the Adviser's expense, upon the Sub-Adviser's written request: (i) shall cease to use the Sub-Adviser's name as part of the name of the Small Cap Series or for any other commercial purpose (other than referring to the Small Cap Se-ries' former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required by law, referring to the Fund's performance record for the period for which the Sub-Adviser subadvised the Ad-viser in respect of the Fund and, for a reasonable period, using the name in informing others of the name change); and (ii) shall use its best efforts to cause the Fund's officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. The Adviser agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and the Sub-Adviser agrees to allow the Fund and its agents a reasonable time to effectuate the foregoing.


    (d) The Sub-Adviser hereby agrees and consents to the use of the Sub- Ad-viser's name upon the foregoing terms and conditions.

    8. Standard of Care. Except as may otherwise be required by law, and ex-cept as may be set forth in paragraph 9, the Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund, the Small Cap Series or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obliga-tions and duties under this Agreement.

    9. Indemnifications.

    (a) The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Fund against any losses, expenses, claims, damages or liabilities (or ac-tions or proceedings in respect thereof), to which the Adviser or the Fund may become subject arising out of or based on the breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action by the Sub-Adviser; pro-vided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or in-dependent counsel agreed upon by the Sub-Adviser and the Adviser or the Fund, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser's or the Fund's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Fund of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Fund may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Fund, be controlled by the Adviser or the Fund, or be under common control with the Adviser or the Fund and their affiliates, trustees, officers, employ-ees and agents. The Sub-Adviser's agreement in this paragraph shall also ex-tend to any of the Fund's, Small Cap Series', and Adviser's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

    (b) The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach by the Adviser of any provisions of this Agreement or the Management Agreement, or any wrongful action by the Adviser or its affiliates in the distribution of the Fund's shares, or any wrongful action by the Fund other than wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having juris-diction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a writ-ten opinion, that such loss, expense, claim, damage or liability resulted primar-ily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Ad-viser may have at common law or otherwise. The Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, trustees, officers, employees and agents. The Adviser's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the suc-cessors of the aforementioned affiliates, trustees, officers, employees or agents.


    (c) Promptly after receipt by a party indemnified under paragraph 9(a) or 9(b) above of notice of the commencement of any action, proceeding, or inves-tigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasona-bly satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indem-nified party for any legal or other expenses subsequently incurred by the in-demnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party, which shall not be unreason-ably withheld.

    10. Survival. If any provision of this Agreement shall be held or made in-valid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

    11. Notices. Any notice under this Agreement shall be in writing, ad-dressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

    12. Governing Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New York without giving effect to the rules of conflict of laws in the State of New York to the extent those rules would require or permit the application of another jurisdiction's laws.

    13. Miscellaneous.

    (a) The captions in this Agreement are included for convenience of refer-ence only and in no way define or delimit any of the provisions hereof or oth-erwise affect their construction or effect.

    (b) Terms not defined herein shall have the meaning set forth in the Fund's prospectus.

    (c) This Agreement may be executed simultaneously in two or more counter-parts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

Zurich Scudder Investments, Inc.

By: ___________________________________

Title: ________________________________

Dreman Value Management, L.L.C.

By: ___________________________________

Title: ________________________________

                                        FOR THE PURPOSE OF ACCEPTING ITS
                                          OBLIGATIONS UNDER SECTION 7 HEREIN
                                          ONLY

                                        Scudder Value Series, Inc.

                                        By: ___________________________________

                                        Title: ________________________________

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX A

                     INVESTMENT MANAGEMENT SUBADVISORY FEE

                          Applicable Average
                           Daily Net Assets                          Annual Rate
                          ------------------                         -----------
  $0--$500,000,000.................................................. 0.375 of 1%
  Over $500,000,000................................................. 0.340 of 1%

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX 1

          Certain Information Regarding Funds Sub-Advised by DVM with
               Investment Objectives Similar to Those of the Fund


                                                    Annual Rate of Investment
                                  Approximate     Advisory Fee as a Percentage
                                Net Assets as of          of Net Assets
  Name of Fund or Portfolio    September 28, 2001    (Amounts in Thousands)
  -------------------------    ------------------ ----------------------------
Scudder Dreman Financial         3,840,641,667    0.240% up to $250,000;
  Services Fund, Scudder                          0.230% between $250,000 and
  Dreman High Return Equity                       $1,000,000; 0.224% between
  Fund                                            $1,000,000 and $2,500,000;
                                                  0.218% between $2,500,000
                                                  and $5,000,000; 0.208%
                                                  between $5,000,000 and
                                                  $7,500,000; 0.205% between
                                                  $7,500,000 and $10,000,000;
                                                  0.202% between $10,000,000
                                                  and $12,500,000; and 0.198%
                                                  over $12,500,000

SVS Dreman Financial Services      311,922,542    0.3375 of 1%
  Portfolio, SVS Dreman High
  Return Equity Portfolio*

Scudder Small Cap Value Fund*      353,849,880    0.375% up to $500,000;
                                                  0.340% over $500,000

Scudder Small Cap Value            128,867,569    0.375 of 1%
  Portfolio*


* Subject to Board and/or shareholder approval.

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  APPENDIX 2

               Beneficial Owners of More Than 5% of Fund Shares



    As of September 28, 2001, 505,625 shares in the aggregate, or 5.44% of the outstanding shares of Scudder Small Cap Value Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Kevin Lindholm, 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares.


    As of September 28, 2001, 813,184 shares in the aggregate, or 9.34% of the outstanding shares of Scudder Small Cap Value Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Peggy Sleeper, 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares.


    As of September 28, 2001, 764,298 shares in the aggregate, or 8.78% of the outstanding shares of Scudder Small Cap Value Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.


    As of September 28, 2001, 582,731 shares in the aggregate, or 6.69% of the outstanding shares of Scudder Small Cap Value Fund, Class B were held in the name of Merrill Lynch, Pierce Fenner and Smith, 4800 Deer Lake Drive, Jackson-ville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.


    As of September 28, 2001, 111,772 shares in the aggregate, or 6.66% of the outstanding shares of Scudder Small Cap Value Fund, Class C were held in the name of National Financial Services Corp., for the benefit of Shirley Baumann, 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares.


    As of September 28, 2001, 263,503 shares in the aggregate, or 15.71% of the outstanding shares of Scudder Small Cap Value Fund, Class C were held in the name of Merrill Lynch, Pierce Fenner and Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of cer-tain of these shares.


    As of September 28, 2001, 85,111 shares in the aggregate, or 32.29% of the outstanding shares of Scudder Small Cap Value Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Investments Profit Sharing Plan, 11 Northeastern Blvd., Salem, NH 03079, who may be deemed to be the beneficial owner of certain of these shares.

    As of September 28, 2001, 171,421 shares in the aggregate, or 65.05% of the outstanding shares of Scudder Small Cap Value Fund, Class I were held in the name of Zurich Scudder Investments, Profit Sharing Plan, 345 Park Avenue, New York, NY 10154, who may be deemed to be the beneficial owner of certain of these shares.

                                  APPENDIX 3

                      Director and Officer Shareholdings

    The following table sets forth, for each Director, the number of shares owned in the Fund since October 1, 2001. The information on beneficial owner-ship is based on statements furnished to the Fund by each Director. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. The individual shareholdings of each class of the Fund of each Director constitutes less than 1% of the outstanding shares of such class. As a group, the Directors and officers own less than 1% of the shares of each class of the Fund. All ownership is of Class A shares of the Fund.



                                       Shares beneficially owned
                                       -------------------------
John W. Ballantine                                   0
Lewis A. Burnham                                     0
Mark S. Casady                                       0
Linda C. Coughlin                                  271
Donald L. Dunaway                                  279(/1/)
James R. Edgar                                       0
William F. Glavin                                    0
Robert B. Hoffman                                    0
Shirley D. Peterson                                  0
Fred B. Renwick                                    112
William P. Sommers                                 167
John G. Weithers                                   225(/2/)
All Directors and Officers as a Group            1,054

-----------

(1) Shares are held in IRA and Keogh accounts.


(2) Shares are held in an IRA account.

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

Thank you
           for mailing your proxy card promptly!
------------------------------------------------
We appreciate your continuing support
and look forward to serving your future
investment needs.



For more information please contact
Georgeson Shareholder,
your fund's information agent, at (888) 895-6316

------------------------------------------------
                                            SCVF

         SCUDDER                                       VOTE TODAY BY MAIL,
       INVESTMENTS                              TOUCH-TONE PHONE OR THE INTERNET
                                                  CALL TOLL-FREE 1-800-221-0697
PO Box 219669, Kansas City, MO 64121-9669                  OR LOG ON TO
                                                    WWW.PROXYWEB.COM/SCUDDER

                            YOUR VOTE IS IMPORTANT!

*** CONTROL NUMBER: 999 999 999 999 99 ***     Please fold and detach card at
                                                 perforation before mailing


                                                    Special Meeting of
SCUDDER SMALL CAP VALUE FUND                   Shareholders - January 17, 2002

I hereby appoint Philip J. Collora, John Millette, Caroline Pearson and Kathryn
L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on January 17, 2002 at 3:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                 IN THE ENCLOSED ENVELOPE.
                                                  NO POSTAGE IS REQUIRED.

                                         Dated ____________

                                         --------------------------------------


                                         --------------------------------------
                                              Signature(s) of Shareholder(s)

                                         Please sign exactly as your name or
                                         names appear. When signing as an
                                         attorney, executor, administrator,
                                         trustee or guardian, please give your
                                         full title as such.


                                                                  SCUDDER/KEMPER

                            YOUR VOTE IS IMPORTANT!

          Please fold and detach card at perforation before mailing.

                                      Please fill in box(es) as shown using
                                      black or blue ink or number 2 pencil. [X]
                                      PLEASE DO NOT USE FINE POINT PENS.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposal.

This proxy is solicited on behalf of the Board of Directors of the Fund. The Board of Directors unanimously recommends a vote FOR the proposal.
                                                 ---

PROPOSAL 1                                        FOR     AGAINST      ABSTAIN
----------

To approve a proposed sub-advisory agreement       O         O            O
for the Fund between ZSI and Dreman Value
Management, L.L.C. ("DVM"). Under the proposed sub-advisory agreement, ZSI would delegate day-to-day management of the Fund's portfolio to DVM.

The proxies are authorized to vote in their discretion on any other business that may properly come before the Special Meeting and any adjournments or postponements thereof.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE